UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2014

AVALONBAY COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-12672	77-0404318
(Commission File Number)	(I.R.S. Employer Identification No.)

671 N. Glebe Road, Suite 800, Arlington, Virginia	22203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 329-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                           Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 21, 2014.  Proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934.  At the meeting, holders of the Company’s stock were asked (1) to elect nine directors to serve until the 2015 Annual Meeting of Stockholders and until their successors are elected and qualified, (2) to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014, (3) to cast a non-binding, advisory vote upon the compensation of executive officers of the Company, as described in the Company’s proxy statement, (4) to consider and vote upon approval of performance goals under the AvalonBay Communities, Inc. 2009 Stock Option and Incentive Plan, and (5) to consider and vote upon a stockholder resolution concerning a policy that the Board’s chairman should be an independent director.

Each share of common stock was entitled to one vote with respect to matters submitted to a vote of the Company’s stockholders, and the voting results reported below are final.

Proposal 1

Each of the Company’s nominees for director as listed in the proxy statement was re-elected as shown in the table below.  There were no votes abstained with respect to any director nominee.  There were 3,085,672 broker non-votes with respect to Proposal 1.

Nominee:	Votes “For”	Votes Withheld
Glyn F. Aeppel	112,816,024	128,548
Alan B. Buckelew	112,574,467	370,105
Bruce A. Choate	112,088,033	856,539
John J. Healy, Jr.	111,827,748	1,116,824
Timothy J. Naughton	106,131,147	6,813,425
Lance R. Primis	106,964,019	5,980,553
Peter S. Rummell	112,529,201	415,371
H. Jay Sarles	112,775,449	169,123
W. Edward Walter	112,771,826	172,746

Proposal 2

Stockholders ratified the selection of Ernst & Young LLP as the Company’s independent auditors for fiscal year 2014. 115,233,887 votes were cast in favor of ratifying the selection of Ernst & Young LLP, 694,805 votes were cast against, and 101,552 votes abstained.  There were no broker non-votes with respect to Proposal 2.

Proposal 3

Stockholders approved the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K. 105,400,219 votes were cast in favor of approval of such compensation, 7,433,537 votes were cast against, and 110,816 votes abstained. There were 3,085,672 broker non-votes with respect to Proposal 3.

Proposal 4

Stockholders approved performance goals under the AvalonBay Communities, Inc. 2009 Stock Option and Incentive Plan. 110,823,333 votes were cast in favor of approval of the performance goals, 2,015,470 votes were cast against, and 105,769 votes abstained.  There were 3,085,672 broker non-votes with respect to Proposal 4.

Proposal 5

Stockholders did not approve the stockholder proposed resolution that asked the Board of Directors to adopt a policy that, whenever possible, the Board’s chairman should be an independent director. 21,995,298 votes were cast in favor of approval of such stockholder proposal,  90,624,115 votes were cast against, and 325,159 votes abstained.  There were 3,085,672 broker non-votes with respect to Proposal 5.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

May 21, 2014
	By:	/s/ Thomas J. Sargeant
	Name:	Thomas J. Sargeant
	Title:	Chief Financial Officer